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EXHIBIT 23.2
                         CONRAD C. LYSIAK
                  Attorney and Counselor at Law
                      601 West First Avenue
                            Suite 503
                   Spokane, Washington   99201
                          (509) 624-1475
                       FAX: (509) 747-1770





                             CONSENT


          I HEREBY CONSENT to the inclusion of my name in connection with the Form S-8 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Phoenix Resources Technologies, Inc.

          DATED this 16th day of December, 1999.

                              Yours truly,


                              /s/ Conrad C. Lysiak
                              Conrad C. Lysiak